ATAC Rotation Fund
Schedule of Investments
May 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.3%	Shares	Value
U.S. Domestic Equity - 99.3%
Direxion Daily Small Cap Bull 3X Fund	264,968	$7,702,620
iShares Core S&P Small-Cap Fund (a)	146,812	15,469,580
iShares Russell 2000 Fund	34,435	7,061,585
Schwab U.S. Small-Cap Fund (a)	489,345	11,822,575
SPDR Portfolio S&P 600 Small Cap Fund	114,466	4,704,553
		46,760,913
TOTAL EXCHANGE TRADED FUNDS (Cost $43,518,273)		46,760,913

SHORT-TERM INVESTMENTS - 1.1%
Money Market Funds - 1.1%
First American Government Obligations Fund - Class X, 4.23% (b)	506,018	506,018
TOTAL SHORT-TERM INVESTMENTS (Cost $506,018)		506,018

TOTAL INVESTMENTS - 100.4% (Cost $44,024,291)		47,266,931
Liabilities in Excess of Other Assets - (0.4)%		(165,912)
TOTAL NET ASSETS - 100.0%		$47,101,019
two		–%
Percentages are stated as a percent of net assets.		–%

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown represents the 7-day annualized effective yield as of May 31, 2025.

Summary of Fair Value Disclosure as of May 31, 2025 (Unaudited)

ATAC Rotation Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2025:

Investments:	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$46,760,913	$-	$-	$46,760,913
Money Market Funds	506,018	-	-	506,018
Total Investments	$47,266,931	$-	$-	$47,266,931

Refer to the Schedule of Investments for further disaggregation of investment categories.